EQ ADVISORS TRUST

SUPPLEMENT DATED FEBRUARY 13, 2009 TO THE PROSPECTUS FOR THE

EQ/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO DATED MAY 1, 2008

This Supplement updates certain information contained in the Prospectus dated May 1, 2008 of the EQ/Franklin Templeton Founding Strategy Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with updated information regarding a new name for the Portfolio.

Effective on or about May 1, 2009, the name of the Portfolio will change to: EQ/AXA Franklin Templeton Founding Strategy Core Portfolio.